UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  October 31, 2005
(Date of earliest event reported)



                        Asset Backed Funding Corporation
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             (Exact name of registrant as specified in its charter)

         Delaware                   333-127970              75-2533468
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(State or other jurisdiction   (Commission File No.)      (IRS Employer
     of incorporation)                                 Identification No.)

      214 North Tryon Street, Charlotte, North Carolina             28255
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Address of principal executive offices                            (Zip Code)

Registrant's telephone number, including area code           (704) 386-2400
                                                    ----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
              ------------

            On October 31, 2005, Asset Backed Funding Corporation (the "Corporation"), sold ABFC Asset-Backed Certificates, Series 2005-OPT1, Class A-1SS, Class A-1MZ, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 (the "Offered Certificates"), having an aggregate Original Class Certificate Principal Balance of $484,814,000.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2005 (the "Agreement"), among the Corporation, as depositor, Option One Mortgage Corporation, as servicer, and Wells Fargo Bank, N.A., as trustee, a copy of which is filed as an exhibit hereto. ABFC Asset-Backed Certificates, Series 2005-OPT1, Class B-1, Class B-2, Class CE, Class P, Class R and Class R-X (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement but were not publicly offered.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 97.65% undivided interest in a trust (the "Trust"), consisting primarily of conventional fixed-rate and adjustable-rate sub-prime mortgage loans, secured by mortgages creating first and second liens on one- to four-family properties and certain other property. The remaining undivided interests in the Trust are evidenced by the Private Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date. Monthly distributions in reduction of the Certificate Principal Balances of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement.

            An election will be made to treat certain assets of the Trust as one or more real estate mortgage investment conduits for federal income tax purposes.

ITEM 9.01     Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

      (4) Pooling and Servicing Agreement, dated as of October 1, 2005, among Asset Backed Funding
                                                Corporation, as depositor,
                                                Option One Mortgage Corporation,
                                                as servicer, and Wells Fargo
                                                Bank, N.A., as trustee

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION


October 31, 2005

                                   By:    /s/ Kirk B. Meyers
                                          ------------------------------
                                          Name: Kirk B. Meyers
                                          Title: Vice President

                                INDEX TO EXHIBITS

                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

(EX-4)                  Pooling and Servicing Agreement,           E
                        dated as of October 1, 2005,
                        among Asset Backed Funding
                        Corporation, as depositor,
                        Option One Mortgage Corporation,
                        as servicer, and Wells Fargo
                        Bank, N.A., as trustee